                     AMENDMENT TO SETTLEMENT AGREEMENT


     This Amendment to Settlement Agreement dated as of June 10, 1996 (this "Amendment") is made by and among Terry R. Houston ("Consultant"), Long Distance Network, Inc. ("LDN") and SA Telecommunications, Inc. (the "Company").

     WHEREAS, Consultant, LDN and the Company entered into that certain Settlement Agreement dated as of April 11, 1996 (the "Settlement Agreement");

     WHEREAS, the Company, LDN and Consultant agree that the Settlement Agreement mistakenly did not constitute the entire understanding of the parties with respect to such matters and the Company, LDN and Consultant desire to amend the Settlement Agreement to set forth such additional matters;

     NOW, THEREFORE, in consideration of the mutual promises and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows and the Settlement Agreement shall be deemed to be automatically amended to the extent necessary to include such agreements:

      1. Each of the parties acknowledge and agree that although Consultant resigned as an officer of the Company and LDN in connection with the Settlement Agreement, Consultant continued as an employee of LDN from April 11, 1996 to May 31, 1996 (the "Employee Termination Date"), and that Consultant was entitled to, and did receive, his salary and other employee benefits through the Employee Termination Date.

      2. The Company or LDN will pay the premiums for health and dental insurance for Consultant and his wife (or, if they shall divorce, only Consultant from the date of the decree) from June 1, 1996 to March 31, 1999 under such plans as the Company may have in effect from time to time during such period for employees of the Company.

      3. With respect to all stock options received by Consultant under the SA Telecommunications, Inc. 1994 Employee Stock Option Plan prior to the date of the Settlement Agreement, the Company hereby agrees that: (a) Consultant may continue to exercise such options in accordance with the original "Option
Term" under Section 2 of such option agreements until the earlier to occur of
(i) the original date of expiration, without regard to Section 4 of such option agreements, (5 years from date of issuance of such options) or (ii) March 31, 1999, and (b) the Company waives the "Company's Right to
Repurchase" as such term is defined under Section 3 of such option agreements.

      4. This Amendment and the Settlement Agreement constitute the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understanding with respect to the subject matter which are not contained in this Amendment or the

Settlement Agreement. This Amendment may be modified only in writing signed by the party to be charged hereunder.

      5. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

      6. Provisions of the Settlement Agreement not expressly amended hereby shall remain in full force and effect without change or modification.
Nothing contained herein shall be deemed to waive any rights, remedies or privileges any party may have prior to the execution of this Amendment.

      7. The parties hereto acknowledge and agree that this Amendment may be described in and/or filed as an exhibit to any registration statements, offering documents, and any reports and proxy statements filed by the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first above written.

SA TELECOMMUNICATIONS, INC.                  /s/ Terry R. Houston
                                             --------------------
                                             Terry R. Houston
By: /s/ Jack W. Matz, Jr.
    ---------------------
    Jack W. Matz, Jr.
    Chairman and Chief
    Executive Officer

LONG DISTANCE NETWORK, INC.

By: /s/ Jack W. Matz, Jr.
    ---------------------
    Jack W. Matz, Jr.
    Chairman and Chief
    Executive Officer





                                       2